Exhibit 99.1

Filed pursuant to Rule 425 under the Securities Act of 1933, as amended,

and deemed filed pursuant to 14a-12 under the

Securities Exchange Act of 1934, as amended

Filing Person: POZEN Inc.

Commission File No.: 000-31719

POZEN AND TRIBUTE ANNOUNCE PLAN TO PROCEED WITH

MERGER TO FORM ARALEZ PHARMACEUTICALS

-US$350 Million Capital Commitment from Deerfield-Led Syndicate-

-Canada Domicile Provides Similar Competitive Structure and Benefits to Ireland-

-Previously Scheduled Shareholder Meetings of POZEN and Tribute to be Rescheduled-

CHAPEL HILL, NC and MILTON, Ontario — December 7, 2015 — POZEN Inc. (“POZEN”) (NASDAQ: POZN) and Tribute Pharmaceuticals Canada Inc. (“Tribute”) (TSX VENTURE:TRX) (OTCQX International:TBUFF) today confirmed their merger plans and announced that they have entered into an amended agreement and plan of merger, which among other things, moves the domicile for their proposed parent company, Aralez Pharmaceuticals Inc. (“Aralez”), from Ireland to Canada. This alternative transaction structure, the parties believe, is in the best interest of their respective securityholders. The companies previously announced in June 2015 that POZEN would acquire Tribute and the combined company would be renamed Aralez Pharmaceuticals. With planned business operations in Ireland, Canada and the United States, the Canadian domicile offers a substantially similar corporate and tax structure to the previous Irish domicile, and will benefit from Tribute’s business foundation and strong presence in Canada where Tribute is incorporated and from where it has always operated.

POZEN’s proxy statement relating to the proposed transaction dated November 6, 2015 and Tribute’s Management Proxy Circular dated November 6, 2015, mailed by the parties to their respective securityholders, will be withdrawn and new filings will be made with the requisite regulatory authorities to reflect changes and updates to the transaction structure. As a result, the meetings of the securityholders of Tribute and POZEN scheduled for December 9 and 10, respectively, have been canceled and new meeting dates will be set and communicated in subsequent proxy materials. The transaction is expected to close in the first quarter of 2016. It is a condition of closing that the common shares of Aralez be approved for listing on the NASDAQ and conditionally approved on the TSX.

Capital Investment

In connection with the acquisition, a syndicate of leading healthcare investors, led by Deerfield and including QLT Inc., Broadfin Capital LLC and JW Asset Management, LLC has confirmed their commitment of up to US$350 million in growth capital for the combined company, intended to support the anticipated commercial launches of YOSPRALA™ and Fibricor® as well as future potential product and company acquisitions. Such financing is expected to close immediately prior to closing of the transaction with POZEN and Tribute. The proposed investment in Aralez includes:

•                  US$75 million of equity in Tribute immediately prior to closing of the transaction at a price per share equal to (a) the lesser of (i) US$7.20, and (ii) a five percent (5%) discount off the five day volume weighted average price (“VWAP”) per share of POZEN common stock, calculated over the five trading days immediately preceding the date of closing, not to be less than US$6.25, multiplied by (b) .1455 (the conversion ratio). In the event any of POZEN, Tribute or Aralez announce a material event (other than results of any shareholder meeting) during the ten day period immediately preceding closing, the VWAP lookback period will be reduced from five days to two days.

•                  US$75 million in 2.5% convertible senior secured notes due six years from issuance with a conversion price equal to a 32.5% premium to the aforementioned equity price.

•                  Up to US$200 million committed secured debt facility to fund future acquisitions.

“The change in domicile for Aralez remains consistent with our overall vision and strategy for the company and is expected to deliver similar competitive advantages to an Irish domicile,” said Adrian Adams, Chief Executive Officer of POZEN Inc. “We continue to maintain a presence in Ireland through an operating company that holds intellectual property, including YOSPRALA, and from which Aralez plans to execute its acquisition strategy. We are pleased that the Deerfield-led syndicate continues to be supportive of our growth strategy.”

“We are pleased with the alternative transaction structure and the plan to proceed with a Canadian domicile,” said Rob Harris, President and Chief Executive Officer of Tribute. “We believe that the new structure will benefit from Tribute’s business foundation in Canada and provide a platform for continued growth.”

Compelling Strategic Rationale of the Acquisition

•                  World-Class Management. Adrian Adams (Chief Executive Officer) and Andrew Koven (President and Chief Business Officer) formerly led companies including Auxilium, Inspire, Sepracor and Kos.

•                  Broad and Diversified Product Portfolio. Multiple United States and Canadian cardiovascular and pain products, in addition to products with specialist indications including dermatology, orthopedics, urology and acute care.

•                  Strong Financial Profile. Well-capitalized, competitive structure company with ample liquidity to commercialize existing portfolio products, including YOSPRALA and Fibricor, and to explore additional acquisition opportunities.

•                  Platform for Growth. Team, corporate structure, financial profile and Irish presence set the stage for sustained long-term growth, both organically and through acquisitions.

Transaction Terms and Structure

The parties have formed a new company, Aralez Pharmaceuticals Inc. (“Aralez”), organized under the laws of British Columbia, Canada. A Canadian subsidiary of Aralez will merge with Tribute, through a three-cornered amalgamation in a plan of arrangement, with Tribute surviving as a wholly-owned subsidiary of Aralez. Similarly, an indirect U.S. subsidiary of Aralez will merge with POZEN, with POZEN surviving as a wholly-owned subsidiary of Aralez.  At closing, each share of POZEN common stock will be converted into the right to receive one Aralez common share and each common share of Tribute (other than dissenting shares) will be exchanged for 0.1455 of an Aralez common share.  This exchange ratio remains unchanged from the ratio announced when the parties initially entered into the agreement and plan of merger.  As a result of the proposed transaction and before giving effect to the contemplated financing, stockholders of POZEN will own approximately 64 percent of Aralez and shareholders of Tribute will own approximately 36 percent of Aralez, in each case prior to giving effect to any exercise of any outstanding options or warrants or vesting and delivery of any restricted stock units of either company after the date hereof. As of December 7, 2015, POZEN has 33.2 million common shares outstanding and 39.3 million fully diluted shares and Tribute has 126.2 million common shares outstanding and 163.4 million fully diluted shares. The transaction will be taxable to the POZEN stockholders.  It is a condition of closing that the common shares of Aralez be approved for listing on the NASDAQ and conditionally approved on the TSX.

Additional Information and Where to Find It

In connection with the proposed transaction, Aralez, POZEN and Tribute will be filing documents with the SEC, including a Registration Statement on Form S-4 by Aralez and POZEN that will include the proxy statement/prospectus relating to the proposed amended transaction involving POZEN and Aralez, and an information circular by Tribute relating to the proposed amended transaction involving Tribute. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to POZEN stockholders in connection with the proposed transaction. Upon receipt of an interim court order in respect of the plan of arrangement, Tribute will be mailing a revised information circular to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS THE INFORMATION CIRCULAR WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARALEZ, POZEN, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov.  Investors and securityholders will be able to obtain free copies of the Information Circular and other documents filed by Tribute on the System for Electronic Document Analysis and Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and securityholders may obtain free copies of the documents filed by POZEN and Aralez with the SEC on POZEN’s website at www.POZEN.com under the heading “Investors” and then under the heading “SEC Filings” and free copies of the documents filed by Tribute with the SEC on Tribute’s website at www.tributepharma.com under the heading “Investors” and then under the heading “SEC Filings”.

POZEN, Tribute and Aralez and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of POZEN and shareholders of Tribute and Aralez in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus and Information Circular described above. Additional information regarding the directors and executive officers of POZEN and Tribute is contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

All dollar amounts included herein are stated in United States dollars.

For full prescribing information refer to the individual product websites.

About POZEN

POZEN is a specialty pharmaceutical company that has historically focused on developing novel therapeutics for unmet medical needs and licensing those products to other pharmaceutical companies for commercialization. By utilizing a unique in-source model and focusing on integrated therapies, POZEN has successfully developed and obtained FDA approval of two self-invented products. Funded by these milestones/royalty streams, POZEN has created a portfolio of cost-effective, evidence-based integrated aspirin therapies designed to enable the full power of aspirin by reducing its GI damage.

On June 2, 2015, POZEN announced the formation of Pozen Limited, a wholly-owned Irish subsidiary, to expand its geographic footprint and increase its global presence, including potential international sales, manufacturing and product development.

POZEN’s common stock is traded under the symbol “POZN” on The NASDAQ Global Market. For more detailed company information, including copies of this and other press releases, please visit www.pozen.com.

About Tribute

Tribute is a specialty pharmaceutical company with a primary focus on the acquisition, licensing, development and promotion of healthcare products in Canada and the U.S. markets.

Tribute markets Cambia® (diclofenac potassium for oral solution), Bezalip® SR (bezafibrate), Soriatane® (acitretin), NeoVisc® (1.0% sodium hyaluronate solution) Uracyst® (sodium chondroitin sulfate solution 2%), Fiorinal®, Fiorinal® C, Visken®, Viskazide®, Collatamp® G, Durela®, Proferrin®, Iberogast®, MoviPrep®, Normacol®, Resultz®, Pegalax®, Balanse®, Balanse® Kids, Diaflor™, Mutaflor®, and Purfem® in the Canadian market. Additionally, NeoVisc® and Uracyst® are commercially available and are sold globally through various international partnerships. Tribute also has the U.S. rights to Fibricor® and its related authorized generic. In addition, it has the exclusive U.S. rights to develop and commercialize Bezalip® SR in the U.S. and has the exclusive right to sell bilastine, a product licensed from Faes Farma for the treatment of allergic rhinitis and chronic idiopathic urticaria (hives), in Canada. The exclusive license is inclusive of prescription and non-prescription rights for bilastine, as well as adult and pediatric presentations in Canada. This product is subject to receiving Canadian regulatory approval.

Tribute’s common shares are traded on the TSX Venture Exchange under the symbol “TRX” and on the OTCQX International under the symbol “TBUFF”. For more detailed company information, including copies of this and other press releases, please visit www.tributepharma.com.

Cautionary Language Concerning Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements under applicable securities laws, including, but not limited to, statements related to the anticipated consummation of the business combination transaction among Aralez, POZEN and Tribute and the timing and benefits thereof; the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, competitive position, anticipated product portfolio, development programs and management structure; the Canadian domicile offering substantially similar financial and competitive advantages to an Irish domicile; the transaction structure being in the best interest of securityholders; the proposed listing on the NASDAQ and TSX and other statements that are not historical facts.  These forward-looking statements are based on POZEN’s and Tribute’s current assumptions and expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties’ ability to complete the combination and anticipated equity and debt financings on the proposed terms and schedule; the combined company meeting the listing requirements on the NASDAQ and Toronto Stock Exchange; risk that Aralez may be taxed as a U.S. resident corporation;  risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to POZEN’s and Tribute’s business, including POZEN’s inability to build, acquire or contract with a sales force of sufficient scale for the commercialization of YOSPRALA™ in a timely and cost-effective manner, the parties’ failure to successfully commercialize product candidates; costs and delays in the development and/or FDA approval of the parties’ product candidates (including YOSPRALA), including as a result of the need to conduct additional studies or due to issues with third-party manufacturers, or the failure to obtain such approval of POZEN’s or Tribute’s product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of its product candidates; the inability to maintain or enter into, and the risks resulting from POZEN’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including its dependence on AstraZeneca and Horizon for the sales and marketing of VIMOVO®; POZEN’s dependence on Patheon for the manufacture of YOSPRALA 81/40 and YOSPRALA 325/40; the ability of POZEN and Tribute to protect their intellectual property and defend their patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in POZEN’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q, and in Tribute’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q. The parties undertake no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events or changes in their expectations.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contacts:

POZEN Inc.

Bill Hodges, Chief Financial Officer

919-913-1030

Nichol Ochsner

Executive Director, Investor Relations

& Corporate Communications

919-913-1030

Tribute Pharmaceuticals Canada Inc.

Scott Langille, Chief Financial Officer

905-876-3166